Fair Value Measurements	12 Months Ended
Dec. 31, 2019
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
NOTE 5:-	FAIR VALUE MEASUREMENTS

In accordance with ASC 820, the Company measures its investment in marketable securities at fair value. Generally equity funds are classified within Level 1, this is because these assets are valued using quoted prices in active markets. Foreign currency derivative contracts, certain corporate bonds and convertible bonds are classified within Level 2 as the valuation inputs are based on quoted prices and market observable data of similar instruments.

Contingent consideration is classified within Level 3. The Company values the Level 3 contingent consideration using discounted cash flow of the expected future payments, whose inputs include interest rate.

The Company's financial assets and liabilities measured at fair value on a recurring basis, consisted of the following types of instruments:

	December 31, 2019
	Fair value measurements using input type
	Level 1	Level 2	Level 3	Total
Assets:
Corporate bonds	$-	$5,488	$-	$5,488
Convertible bonds	-	1,112	-	1,112

Total financial assets	$-	$6,600	$-	$6,600

Liabilities:
Contingent consideration	$-	$-	$5,964	$5,964

Total financials liabilities	$-	$-	$5,964	$5,964

	December 31, 2018
	Fair value measurements using input type
	Level 1	Level 2	Level 3	Total
Assets:
Corporate bonds	$-	$8,757	$-	$8,757
Convertible bonds	-	1,156	-	1,156

Total financial assets	$-	$9,913	$-	$9,913

Liabilities:
Contingent consideration	$-	$-	$414	$414

Total financials liabilities	$-	$-	$414	$414

Fair value measurements using significant unobservable inputs (Level 3):

	December 31,
	2019	2018

Opening balance	$414	$1,333
Increase in contingent consideration due to acquisitions	5,851	124
Payment of contingent consideration	(585)	(974)
Increase in fair value of contingent consideration	255	210
Decrease in fair value of contingent consideration	-	(248)
Amortization of interest and exchange rate	29	(31)

Closing balance	$5,964	$414